UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2013

Crawford & Company

(Exact Name of Registrant as Specified in Its Charter)

Georgia	1-10356	58-0506554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Summit Blvd, N.E., Atlanta, Georgia 30319

(Address, Including Zip Code, of Principal Executive Offices)

(404) 256-0830

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Section 7.01. Regulation FD Disclosure.

On February 25, 2013, Crawford & Company issued a press release announcing that it is reviewing a potential adjustment to its fourth quarter 2012 tax provision.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Section 9.01. Financial Statements and Exhibits.

(d). Exhibits

Exhibit No.	Description

99.1	Press Release dated February 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Allen W. Nelson
Name: Allen W. Nelson
Title: Executive Vice President – General Counsel,
Corporate Secretary & Chief Administrative Officer

Date: February 25, 2013

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated February 25, 2013